Exhibit 4.2

SHATTUCK LABS, INC.

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Second Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made and entered into as of June 12, 2020 by and among Shattuck Labs, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor,” each of the stockholders listed on Schedule B hereto, each of whom is referred to herein as a “Key Holder,” and any other Person that becomes a party to this Agreement in accordance with Section 7.14 hereof.

RECITALS

WHEREAS, the Company, certain Investors and certain Key Holders (such Investors and Key Holders collectively, the “Existing Holders”) have previously entered into that certain Amended and Restated Investors’ Rights Agreement dated as of January 31, 2020 (the “Prior Agreement”);

WHEREAS, the Existing Holders and the Company desire to induce certain Investors to purchase shares of the Company’s Series B-1 Preferred Stock, par value $0.0001 per share (the “Series B-1 Preferred Stock”) pursuant to that certain Series B-1 Preferred Stock Purchase Agreement, dated as of June 8, 2020 (the “Purchase Agreement”), by amending and restating the Prior Agreement to provide the Investors and Key Holders with the rights and privileges as set forth herein; and

WHEREAS, the parties executing this Agreement hold a sufficient number of shares of capital stock of the Company to amend and restate the Prior Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto hereby agree as follows:

1. DEFINITIONS. For purposes of this Agreement:

“Affiliate” means, with respect to any specified Person, such Person’s principal or any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such Person or such Person’s principal, including, without limitation, any general partner, managing member or partner, officer or director of such Person or such Person’s principal or any venture capital fund, other investment fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person or such Person’s principal. For purposes of this definition, the terms “controlling,” “controlled by,” or “under common control with” will mean the possession, directly or indirectly, of (a) the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise, or (b) the power to elect or appoint at least fifty percent (50%) of the directors, managers, general partners, or persons exercising similar authority with respect to such Person.

“Automatic Shelf Registration Statement” will have the meaning given to that term in SEC Rule 405.

“Board” means the board of directors of the Company.

“Budget” will have the meaning given to that term in Section 2.1.1.

“business day” means a weekday on which banks are open for general banking business in Austin, Texas.

“Certificate” means the Company’s Amended and Restated Certificate of Incorporation (as may be amended from time to time).

“CFIUS” means the Committee on Foreign Investment in the United States.

“Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

“Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, and any free-writing prospectus and any issuer information (as defined in Rule 433 of the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any other document incident to such registration prepared by or on behalf of the Company or used or referred to by the Company; (b) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (c) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

“Demand Notice” means notice sent by the Company to the Holders that are Major Investors specifying that a demand registration has been requested as provided in Section 3.1.1.

“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

“Deemed Liquidation Event” has the meaning set forth for such term in the certificate of incorporation of the Company most recently filed with the Delaware Secretary of State that contains such a definition, whether or not the holders of outstanding shares of Preferred Stock elect otherwise by written notice sent to the Company as provided in such definition.

“EcoR1” means EcoR1 Capital Fund, L.P., EcoR1 Capital Fund Qualified, L.P. and EcoR1 Venture Opportunity Fund, L.P.

2

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Registration” means (a) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to an equity incentive, stock option, stock purchase, or similar plan; (b) a registration relating to an SEC Rule 145 transaction; (c) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (d) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 under the Securities Act.

“GAAP” means generally accepted accounting principles in the United States.

“Hatteras” means Hatteras Venture Partners VI, LP and Hatteras NC Fund, LP.

“Holder” means any holder of Registrable Securities who is a party to this Agreement.

“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

“Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

“Investor Notice” will have the meaning set forth in Section 4.2.

“IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

“Janus” means Janus Henderson Global Life Sciences Fund, Janus Henderson Capital Funds Plc - Janus Henderson Global Life Sciences Fund, Janus Henderson Horizon Fund - Biotechnology Fund and Janus Henderson Biotech Innovation Master Fund Limited, and their permitted transferees and other entities for whom Janus Capital Management LLC is the investment adviser.

“Key Employee” means any executive-level employee (including, division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Company Intellectual Property (as defined in the Purchase Agreement).

3

“Key Holder Registrable Securities” means (a) the shares of Common Stock held by the Key Holders, and (b) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares; provided that for purposes of Section 3.1, “Key Holder Registrable Securities” shall only include shares of Common Stock held by a Key Holder who is, or whose Affiliate is, then providing services to the Company as an employee, consultant, advisor or director.

“Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 16,006 shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, Derivative Securities and any rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for (in each case, directly or indirectly) such equity securities; provided however, that “New Securities” will exclude Exempted Securities (as defined in the Certificate) other than the securities set forth in clause (x) of the definition of Exempted Securities.

“Offer Notice” will have the meaning set forth in Section 4.1.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“PFM” means PFM Healthcare Master Fund, L.P.

“Preferred Directors” means the Series A Directors and the Series B-1 Directors.

“Preferred Stock” means, collectively, shares of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock.

“Pro Rata Amount” means, for each Major Investor, that portion of the New Securities identified in an Offer Notice which equals the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by such Major Investor bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities).

“Redmile” means Redmile Biopharma Investments II, L.P.

“Registrable Securities” means (a) the Common Stock issuable or issued upon conversion of shares of the Preferred Stock held by the Investors; (b) the Key Holder Registrable Securities; and (c) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in

4

exchange for or in replacement of, the shares referenced in clauses (a) through (c) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 7.1, and excluding for purposes of Section 3 any shares for which registration rights have terminated pursuant to Section 6.2 of this Agreement. Notwithstanding the foregoing, the Company will in no event be obligated to register any Preferred Stock of the Company, and Holders of Registrable Securities will not be required to convert their Preferred Stock into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

“Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

“Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 3.12.2 hereof.

“SEC” means the Securities and Exchange Commission.

“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

“SEC Rule 405” means Rule 405 promulgated by the SEC under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 3.6.

“Selling Holder Counsel” means one counsel for the selling Holders.

“Series A Director” means any director of the Company that the holders of record of the Series A Preferred Stock are entitled to elect, exclusively and as a separate class, pursuant to the Certificate.

“Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.0001 per share.

“Series B-1 Director” means any director of the Company that the holders of record of the Series B-1 Preferred Stock are entitled to elect, exclusively and as a separate class, pursuant to the Certificate.

“Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.0001 per share.

5

“Standoff Period” means the period commencing on the date of the final prospectus relating to an underwritten public offering of the Company’s Common Stock under the Securities Act and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the event of the Company’s initial public offering or ninety (90) days in the event of any subsequent offering).

“Stock Sale” means a sale by the Company’s stockholders, in one transaction or series of related transactions, of equity securities that represent, immediately prior to such transaction or transactions, a majority by voting power of the equity securities of the Company pursuant to an agreement approved by the Board and entered into by the Company.

“Takeda” means Millennium Pharmaceuticals, Inc.

2. INFORMATION RIGHTS.

2.1 Delivery of Financial Statements.

2.1.1 Information to be Delivered. The Company will deliver the following to each Major Investor, provided that the Board has not reasonably determined that such Major Investor is a competitor of the Company (provided that none of Redmile, Janus, PFM, EcoR1, and their respective Affiliates shall be considered a competitor of the Company and provided, further, that Takeda shall be entitled to the information in Section 2.1.1(a), (b), (c), (d), and (e) in any event):

(a) As soon as practicable, but in any event before the earlier of ninety (90) days after the end of each fiscal year of the Company and fifteen (15) days of being made available to the Company, (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company.

(b) As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and of cash flows for such fiscal quarter, and an unaudited balance sheet, and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end and audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP).

(c) As soon as practicable, but in any event within thirty (30) days before the end of each fiscal year, a budget for the next fiscal year, approved by the Board and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months (the “Budget”) and, promptly after prepared, any other budgets or revised budgets prepared by the Company.

(d) Promptly following the end of each quarter of the fiscal year, an updated capitalization table of the Company if requested by any Major Investor.

6

(e) Such other information relating to the financial condition, business, prospects or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company will not be obligated under this Section 2.1.1(e) to provide information (i) that the Company reasonably determines in good faith (x) to be a trade secret or confidential information or (y) should be kept confidential for strategic business reasons; or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

2.1.2 Consolidation. If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to Section 2.1.1 will be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

2.1.3 Suspension or Termination. Notwithstanding anything else in this Section 2.1 to the contrary but subject to Section 6.1, the Company may cease providing the information set forth in this Section 2.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 2.1 will be reinstated at such time as the Company is no longer actively employing its reasonable efforts to cause such registration statement to become effective.

2.2 Inspection. The Company will permit each Major Investor (provided that the Board has not reasonably determined that such Major Investor is a competitor of the Company; provided that none of Redmile, Janus, PFM, EcoR1 and their respective Affiliates shall be considered a competitor of the Company; and provided, further, that Takeda shall also be permitted even if the Board has determined that Takeda is a competitor), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company will not be obligated pursuant to this Subsection 2.2 to provide access to any information that it reasonably and in good faith considers (a) to be a trade secret or confidential information or (b) should be kept confidential for strategic business reasons or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

2.3 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.3 by such Investor), (b) is or has been independently developed or conceived by the Investor without access to, reference to, or reliance upon the Company’s confidential information as demonstrated by competent and contemporaneous written records, or (c) is or has been made known or disclosed to the Investor by a third party rightfully in possession of such confidential information and without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information to the following persons so long as such persons are subject to written obligations of confidentiality no less restrictive than this Section 2: (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to

7

obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 2.3; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor to the extent such disclosure is necessary for the ordinary course of business; or (iv) as may otherwise be required by law if the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

3. REGISTRATION RIGHTS.

3.1 Demand Registration.

3.1.1 Form S-1 Demand. If at any time after the earlier of (a) five (5) years after the date of this Agreement or (b) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from either (x) Holders who are Major Investors and hold at least a majority of the Registrable Securities then outstanding and held by Major Investors or (y) Holders who are Major Investors and hold at least seventy percent (70%) of the Registrable Securities then outstanding that are Registrable Securities under clauses (a) and (c) (solely to the extent derived from Registrable Securities under clause (a)) of the definition thereof, that the Company file a Form S-1 registration statement with respect to any Registrable Securities then outstanding (and the Registrable Securities subject to such request have an anticipated aggregate offering price, net of Selling Expenses, of at least $25,000,000), then the Company will (i) within ten (10) business days after the date such request is given, give a Demand Notice to all Holders that are Major Investors other than the Initiating Holders; and (ii) use commercially reasonable efforts to as soon as practicable, and in any event within ninety (90) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders that are Major Investors, as specified by notice given by each such Holder to the Company within twenty (20) days after the date the Demand Notice is given, and in each case, subject to the limitations of Section 3.1.3 and Section 3.3.

3.1.2 Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request either (x) Holders who are Major Investors and hold at least a majority of the Registrable Securities then outstanding and held by Major Investors or (y) Holders who are Major Investors and hold at least seventy percent (70%) of the Registrable Securities then outstanding that are Registrable Securities under clauses (a) and (c) (solely to the extent derived from Registrable Securities under clause (a)) of the definition thereof, that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5,000,000, then the Company will (a) within ten (10) days after the date such request is given, give a Demand Notice to all Holders that are Major Investors other than the Initiating Holders; and (b) use commercially reasonable efforts to as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders that are Major Investors, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Section 3.1.3 and Section 3.3.

8

3.1.3 Delay. Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 3.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (a) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (b) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (c) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company will have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof will be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that (i) the Company may not invoke this right more than once in any twelve (12) month period and (ii) the Company will not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than an Excluded Registration.

3.1.4 Limitations. The Company will not be obligated to effect, or to take any action to effect, any registration pursuant to Section 3.1.1: (a) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (b) after the Company has effected two (2) registrations pursuant to Section 3.1.1; or (c) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 3.1.2. The Company will not be obligated to effect, or to take any action to effect, any registration pursuant to Section 3.1.2: (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided, that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Section 3.1.2 within the twelve (12) month period immediately preceding the date of such request. A registration will not be counted as “effected” for purposes of this Section 3.1.4 until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one registration on Form S-1 or S-3, as applicable, pursuant to Section 3.6, in which case such withdrawn registration statement will be counted as “effected” for purposes of this Section 3.1.4.

3.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders that are Major Investors) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company will, at such time, promptly give each Holder that is a Major Investor notice of such

9

registration. Upon the request of each Holder that is a Major Investor given within twenty (20) days after such notice is given by the Company, the Company will, subject to the provisions of Section 3.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company will have the right to terminate or withdraw any registration initiated by it under this Section 3.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration will be borne by the Company in accordance with Section 3.6.

3.3 Underwriting Requirements.

3.3.1 Inclusion. If, pursuant to Section 3.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they will so advise the Company as a part of their request made pursuant to Section 3.1, and the Company will include such information in the Demand Notice. The underwriter(s) will be selected by the Company, subject only to the reasonable approval of the holders of at least a majority of Registrable Securities held by the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration will be conditioned upon such Holder’s participation in such underwriting. All Holders proposing to distribute their securities through such underwriting will (together with the Company as provided in Section 3.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 3.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders will so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting will be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned or held by each Holder or in such other proportion as will mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event will (a) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, (b) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (c) notwithstanding clause (b) above, any Registrable Securities which are not Key Holder Registrable Securities be excluded from such underwriting unless all Key Holder Registrable Securities are first excluded from such offering. For purposes of the provision in this Section 3.3.2 concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, will be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” will be based upon the aggregate number of Registrable Securities owned or held by all Persons included in such “selling Holder,” as defined in this sentence. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

10

3.3.2 Underwriter Cutback. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 3.2, the Company will not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company will be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering will be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned or held by each selling Holder or in such other proportions as will mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event will (a) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, (b) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (c) notwithstanding clause (b) above, any Registrable Securities which are not Key Holder Registrable Securities be excluded from such underwriting unless all Key Holder Registrable Securities are first excluded from such offering. For purposes of the provision in this Section 3.3.2 concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, will be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” will be based upon the aggregate number of Registrable Securities owned or held by all Persons included in such “selling Holder,” as defined in this sentence.

3.3.3 Registration Not Effected. For purposes of Section 3.1, a registration will not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 3.3.1, fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

3.4 Obligations of the Company. Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company will, as expeditiously as reasonably possible:

11

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable, and, upon the request of the Holders of at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period will be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period will be extended for up to sixty (60) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, the prospectus and, if required, any Free Writing Prospectus used in connection with such registration statement as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus and any Free Writing Prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as will be reasonably requested by the selling Holders; provided that the Company will not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of

12

the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus or Free Writing Prospectus forming a part of such registration statement has been filed;

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus or Free Writing Prospectus;

(k) use its commercially reasonable efforts to obtain for the underwriters one or more “cold comfort” letters, dated the effective date of the related registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters;

(l) use its commercially reasonable efforts to obtain for the underwriters on the date such securities are delivered to the underwriters for sale pursuant to such registration a legal opinion of the Company’s outside counsel with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(m) to the extent the Company is a well-known seasoned issuer (as defined in SEC Rule 405) at the time any request for registration is submitted to the Company in accordance with Section 3.1, if so requested, file an Automatic Shelf Registration Statement to effect such registration; and

(n) if at any time when the Company is required to re-evaluate its well-known seasoned issuer status for purposes of an outstanding Automatic Shelf Registration Statement used to effect a request for registration in accordance with Section 3.1.2 the Company determines that it is not a well-known seasoned issuer and (i) the registration statement is required to be kept effective in accordance with this Agreement and (ii) the registration rights of the applicable Holders have not terminated, use commercially reasonable efforts to promptly amend the registration statement on a form the Company is then eligible to use or file a new registration statement on such form, and keep such registration statement effective in accordance with the requirements otherwise applicable under this Agreement.

3.5 Furnish Information. It will be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 with respect to the Registrable Securities of any selling Holder that such Holder will furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

13

3.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 3, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one Selling Holder Counsel, not to exceed $30,000, will be borne and paid by the Company; provided, however, that (a) the Company will not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3.1 if the registration request is subsequently withdrawn at the request of the Holders of at least a majority of the Registrable Securities to be registered (in which case all selling Holders will bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders that are Major Investors who hold at least a majority of the Registrable Securities held by Major Investors agree to forfeit their right to one registration pursuant to Section 3.1.1 or Section 3.1.2, as the case may be, and (b) if, at the time of such withdrawal, the Holders will have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders will not be required to pay any of such expenses and will not forfeit their right to one registration pursuant to Section 3.1.1 or Section 3.1.2. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 3 will be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

3.7 Delay of Registration. No Holder will have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

3.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 3:

3.8.1 Company Indemnification. To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel, accountants, and investment advisers for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 3.8.1 will not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld, conditioned, or delayed nor will the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

14

3.8.2 Selling Holder Indemnification. To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that (a) the indemnity agreement contained in this Section 3.8.2 will not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent will not be unreasonably withheld, conditioned or delayed, and (b) that in no event will the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 3.8.2 and 3.8.4 exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

3.8.3 Procedures. Promptly after receipt by an indemnified party under this Section 3.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.8, give the indemnifying party notice of the commencement thereof. The indemnifying party will have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action will relieve such indemnifying party of any liability to the indemnified party under this Section 3.8, solely to the extent that such failure prejudices the indemnifying party’s ability to defend such action.

3.8.4 Contribution. To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (a) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 3.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 3.8 provides for indemnification in such case, or (b) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 3.8, then, and in each such case, such parties will contribute to the aggregate losses, claims,

15

damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that:

(i) in any such case, (A) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and

(ii) in no event will a Holder’s liability pursuant to this Section 3.8.4, when combined with the amounts paid or payable by such Holder pursuant to Section 3.8.2, exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

3.8.5 Underwriting Agreement Controls. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control.

3.8.6 Survival. Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 3.8 will survive the completion of any offering of Registrable Securities in a registration under this Section 3, and otherwise will survive the termination of this Agreement.

3.9 Reports under the Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company will:

(a) use commercially reasonable efforts to make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

16

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

3.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company will not, without the prior written consent of the Holders that are Major Investors who hold at least sixty five percent (65%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration if such agreement (a) would allow such holder or prospective holder to include a portion of its securities in any “piggyback” registration if such inclusion could reduce the number of Registrable Securities that selling Holders could be entitled to include in such registration under Sections 3.2 and 3.3.2 hereof or (b) would allow such holder or prospective holder to initiate a demand for registration of any of its securities at a time earlier than the Holders of Registrable Securities can demand registration under Section 3.1 hereof.

3.11 “Market Stand-off” Agreement. Each Holder hereby agrees that, during the Standoff Period, such Holder will not, without the prior written consent of the Company or the managing underwriter,

(a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock, held immediately before the effective date of the registration statement for such offering; or

(b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.

The foregoing provisions of this Section 3.11 will not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and will be applicable to the Holders only if all officers, directors, and stockholders individually owning more than five percent (5%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are similarly bound. For purposes of this Section 3.11, the term “Company” will include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company will have the right to place restrictive legends on the certificates representing the shares subject to this Section

17

3.11 and to impose stop transfer instructions with respect to such shares until the end of such period. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 3.11 and will have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 3.11 or that are necessary to give further effect thereto. The foregoing provisions of this Section 3.11 shall not apply to transactions or announcements relating to securities acquired (A) in the IPO or (B) in open market transactions from and after the IPO. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters will apply pro rata to all Company stockholders that are subject to such agreements, based on the number of shares subject to such agreements.

3.12 Restrictions on Transfer.

3.12.1 Agreement Binding. The Preferred Stock and the Registrable Securities will not be sold, pledged, or otherwise transferred, and the Company will not recognize and will issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, SEC Rule 144 to be bound by the terms of this Agreement.

3.12.2 Legends. Each certificate or instrument representing (a) the Preferred Stock, (b) the Registrable Securities, and (c) any other securities issued in respect of the securities referenced in clauses (a) and (b), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, will (unless otherwise permitted by the provisions of Section 3.12.3) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

18

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 3.12.

3.12.3 Procedure. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 3. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof will give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice will describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, will be accompanied at such Holder’s expense by either (a) a written opinion of legal counsel who will, and whose legal opinion will, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (b) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (c) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities will be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (i) in any transaction in compliance with SEC Rule 144 or (ii) in any transaction in which such Holder transfers Restricted Securities to an Affiliate of such Holder; provided that other than in connection with a transaction in compliance with SEC Rule 144 following the IPO, each transferee agrees in writing to be subject to the terms of this Section 3.12. Each certificate or instrument evidencing the Restricted Securities transferred as above provided will bear, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Section 3.12.2, except that such certificate will not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. Until the IPO, no Holder will transfer any Restricted Securities to any person or entity that is determined to be a competitor of the Company, in the good faith judgment of the Board.

4. RIGHTS TO FUTURE STOCK ISSUANCES. Subject to the terms and conditions of this Section 4 and applicable securities laws, if the Company proposes to sell any New Securities, the Company will offer to sell a portion of New Securities to each Major Investor as described in this Section 4. A Major Investor will be entitled to apportion the right of first refusal hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate. The right of first refusal in this Section 4 will not be applicable with respect to any Major Investor, if at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act.

4.1 Company Notice. The Company will give notice (the “Offer Notice”) to each Major Investor, stating (a) its bona fide intention to sell such New Securities, (b) the number of such New Securities to be sold and (c) the price and terms, if any, upon which it proposes to sell such New Securities.

19

4.2 Investor Right. By written notice (the “Investor Notice”) to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to such Major Investor’s Pro Rata Amount. A Major Investor’s election may be conditioned on the consummation of the transaction described in the Offer Notice. The closing of any sale pursuant to this Section 4.2 will occur on the earlier of one hundred and twenty (120) days after the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.3.

4.3 Sale of Securities. If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.2, the Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.2, offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder will be deemed to be revived and such New Securities will not be offered unless first reoffered to the Major Investors in accordance with this Section 4.

4.4 Alternate Procedure. Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of Sections 4.1 and 4.2, the Company may elect to give notice to the Major Investors within thirty (30) days after the issuance of New Securities. Such notice will describe the type, price, and terms of the New Securities, and the identities of the Persons to whom the New Securities were sold. Each Major Investor will have twenty (20) days after the date the Company’s notice is given to elect, by giving notice to the Company, to purchase up to the number of New Securities that such Major Investor would otherwise have the right to purchase pursuant to Section 4.2 above had the Company complied with the provisions of Sections 4.1 and 4.2 in connection with the issuance of such New Securities under the terms and conditions set forth in the Company’s notice pursuant to this Section 4.4. The closing of such sale will occur within sixty (60) days of the date notice is given to the Major Investors.

5. ADDITIONAL COVENANTS.

5.1 Insurance. The Company shall use its commercially reasonable efforts to maintain the Directors and Officers liability insurance policies and term “key-person” insurance policies on Josiah Hornblower, Taylor Schreiber and Arundathy Nirmalini Pandite that are in place immediately prior to the Closing (as defined in the Purchase Agreement), or substantially similar policies, each in an amount and on terms and conditions that are commercially reasonable and satisfactory to the Board, until such time as the Board determines that such insurance should be discontinued. Notwithstanding any other provision of this Section 5.1, (i) each Directors and Officers liability insurance policy shall be written by an insurer with a rating of “A” or better from A.M. Best and each such policy shall include a separate “side A” coverage or a bankruptcy protective provision and (ii) the Company shall not cease to maintain a Directors and Officers liability insurance policy in an amount of at least $5,000,000, in each case unless approved by the Board. Each key-person policy will name the Company as loss payee, and will not be cancelable by the Company without prior approval by the Board.

20

5.2 Employee Agreements. The Company will cause (i) each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement; and (ii) each Key Employee to enter into a one (1) year nonsolicitation agreement, substantially in the form approved by the Board.

5.3 Matters Requiring Preferred Director Approval. So long as the holders of Preferred Stock are entitled to elect a Preferred Director, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board, which approval must include the affirmative vote of at least one of the Preferred Directors (to the extent then in office):

(a) make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b) make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board;

(c) guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d) make any investment inconsistent with any investment policy approved by the Board;

(e) incur any aggregate indebtedness in excess of $5,000,000 that is not already included in a budget approved by the Board, other than trade credit incurred in the ordinary course of business;

(f) otherwise enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person, except for transactions made in the ordinary course of business and pursuant to reasonable requirements of the Company’s business and upon fair and reasonable terms that are approved by a majority of the Board; or

(g) cease to operate in the biotechnology or pharmaceutical industry, or operate in any industry other than the biotechnology or pharmaceutical industry.

5.4 Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board will meet at least quarterly in accordance with an agreed-upon schedule. The Company will reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board.

21

5.5 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision will be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Certificate of Incorporation, or elsewhere, as the case may be.

5.6 Right to Conduct Activities. The Company hereby agrees and acknowledges that Takeda, Redmile, Janus, PFM, EcoR1 and Hatteras (together with their respective Affiliates, the “VC Funds”) reviews the business plans and related proprietary information of many enterprises, some of which may compete directly or indirectly with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, the VC Funds will not be liable to the Company for any claim arising out of, or based upon, (i) the investment by the VC Funds in any entity competitive with the Company, or (ii) actions taken by any partner, officer, employee or other representative of the VC Funds to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing will not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company or (z) Takeda from its obligations under that certain Collaboration Agreement (and the exhibits thereto) by and between the Company and Takeda, dated August 8, 2017 (as amended from time to time, the “Collaboration Agreement”). Notwithstanding the foregoing, this Section 5.6 is subject to the terms and conditions of the Collaboration Agreement. In the event of any conflict between this Section 5.6 and the Collaboration Agreement, the terms of the Collaboration Agreement will prevail.

5.7 Consolidation. Without the express written consent of Takeda, the Company will not take any action that would cause Takeda to (a) own more than fifteen percent (15%) of the outstanding shares of the Company on an as-converted basis, (b) be deemed to hold a controlling interest in the Company for GAAP or International Financial Reporting Standards (“IFRS”) purposes, or (c) otherwise be required by GAAP or IFRS to include the Company on its consolidated financial statement based on its relative ownership interest in the Company and/or other factors.

5.8 CFIUS. To the extent that CFIUS requests or requires a filing with respect to the transactions contemplated by the Purchase Agreement or that certain Series B Preferred Stock Purchase Agreement, dated as of January 31, 2020, the Investors and the Company shall use reasonable best efforts to submit the proposed transactions to CFIUS and obtain CFIUS clearance or a statement from CFIUS that no further review is necessary with respect to such transactions. Notwithstanding the foregoing sentence, the Investors shall have no obligation to take or accept any action, condition, or restriction as a condition of CFIUS clearance that would have a material adverse impact on the Company or the Investors’ right to exercise control over the Company.

22

6. TERMINATION.

6.1 Generally. The covenants set forth in Section 2.1, Section 4 and Section 5 will terminate and be of no further force or effect upon the earliest to occur of: (a) immediately before the consummation of the IPO; (b) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act; or (c) upon a Deemed Liquidation Event or a Stock Sale.

6.2 Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 3.1 or Section 3.2 will terminate upon the earliest to occur of: (a) following the IPO, when all of such Holder’s Registrable Securities could be sold without any restriction on volume or manner of sale in any three-month period under SEC Rule 144 or any successor; (b) upon a Deemed Liquidation Event or a Stock Sale; and (c) the fifth (5th) anniversary of the IPO.

7. GENERAL PROVISIONS.

7.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (a) is an Affiliate, partner, member, limited partner, retired or former partner, retired or former member, or stockholder of a Holder or such Holder’s Affiliate; (b) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; (c) after such transfer, holds at least two percent (2%) of the shares of Registrable Securities (or if the transferring Holder owns less than two percent (2%) of the Registrable Securities, then all Registrable Securities held by the transferring Holder); or (d) is a venture capital fund that is controlled by or under common control with one or more general partners or managing partners or managing members of, or shares the same management company with, the Holder; provided, however, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (ii) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 3.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (A) that is an Affiliate, limited partner, retired or former partner, member, retired or former member, or stockholder of a Holder or such Holder’s Affiliate; (B) who is a Holder’s Immediate Family Member; or (C) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member will be aggregated together and with those of the transferring Holder. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

7.2 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

23

7.3 Counterparts. This Agreement may be executed in counterparts, which may be transmitted by electronic means (including .pdf by email) each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices.

(a) All notices, requests, and other communications given, made or delivered pursuant to this Agreement will be in writing and will be deemed effectively given, made or delivered upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications will be sent to the respective parties at their addresses as set forth on Schedule A or Schedule B hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such address or email address as subsequently modified by written notice given in accordance with this Section 7.5. If notice is given to the Company, it will be sent to 1018 W. 11th Street, Austin, Texas 78703, marked “Attention: Chief Executive Officer”; and copies (which will not constitute notice) will also be sent to (a) PO Box 301509 Austin, Texas 78703, legal@shattucklabs.com, marked “Attention: General Counsel” and (b) Gibson, Dunn & Crutcher LLP, 555 Mission Street, San Francisco, CA 94105-0921, RMurr@gibsondunn.com, Attn: Ryan Murr. If no email address is listed on Schedule A or Schedule B for a party (or above in the case of the Company), notices and communications given or made by email will not be deemed effectively given to such party.

(b) Each Investor and Key Holder consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address set forth below such Investor’s or Key Holder’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. Each Investor and Key Holder agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

7.6 Amendments and Waivers. This Agreement may only be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance, and either retroactively or prospectively) only by a written instrument executed by the Company and the holders of at least sixty five percent (65%) of the Registrable Securities then outstanding; provided that (i) the Company may in its sole discretion waive compliance with Section 3.12 (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 3.12 will be deemed to be a waiver); (ii) any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; (iii) the Company may, without the consent or approval of any other party hereto, cause additional persons to become party to this Agreement as Investors pursuant to

24

Section 7.14 hereto and amend Schedule A hereto accordingly and (iv) any section referencing a particular party shall require such party’s consent for any amendment to such party’s rights in such section. Further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of the Key Holders hereunder in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of the Investors hereunder, without also the written consent of the holders of a majority of the Registrable Securities held by the Key Holders; provided, however, that the grant to third parties of piggyback registration rights under Section 3.2 hereof will not be deemed to be an adverse change to the piggyback registration rights of the Key Holders under this Agreement and will not require the consent of the Key Holders. Any amendment, termination, or waiver effected in accordance with this Section 7.6 will be binding on each party hereto and all of such party’s successors and permitted assigns, regardless of whether or not any such party, successor or assignee entered into or approved such amendment, termination, or waiver. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

7.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision will be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

7.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates will be aggregated together for the purpose of determining the availability of any rights under this Agreement and such affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

7.9 Entire Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated to read in its entirety as set forth in this Agreement. This Agreement (including any Schedules and Exhibits hereto), the Certificate and the other Transaction Agreements (as defined in the Purchase Agreement) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled and replaced with this Agreement.

7.10 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

7.11 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, will impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor will it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, will be cumulative and not alternative.

25

7.12 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal or state courts located in the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal or state courts located in the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that a party is not subject to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution based upon judgment or order of such court(s), that any suit, action or proceeding arising out of or based upon this Agreement commenced in the federal or state courts located in the Southern District of New York is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Should any party commence a suit, action or other proceeding arising out of or based upon this Agreement in a forum other than the federal or state courts located in the Southern District of New York, or should any party otherwise seek to transfer or dismiss such suit, action or proceeding from such court(s), that party will indemnify and reimburse the other party for all legal costs and expenses incurred in enforcing this provision.

7.13 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the non-prevailing party will pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

7.14 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series B-1 Preferred Stock after the date hereof, any purchaser of such shares of Series B-1 Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter will be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors will be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

[SIGNATURE PAGES FOLLOW]

26

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

SHATTUCK LABS, INC.

By:	/s/ Taylor Schreiber
Name:	Taylor Schreiber
Title:	Chief Executive Officer and President

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Redmile Biopharma Investments II, L.P.
By:	Redmile Biopharma Investments II (GP), LLC,
its general partner

By:	/s/ Joshua Garcia
Name:	Joshua Garcia
Title:	CFO and Authorized Signatory

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Fidelity Advisor Series VII: Fidelity Advisor
Biotechnology Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Select Portfolios: Health Care Portfolio

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Fidelity Advisor Series VII: Fidelity Advisor
Health Care Fund

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Janus Henderson Global Life Sciences Fund

By:	Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

Janus Henderson Capital Funds plc on behalf of its
series Janus Henderson Global Life Sciences Fund

By:	Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

Janus Henderson Horizon Fund – Biotechnology Fund

By:	Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

Janus Henderson Biotech Innovation Master Fund Limited

By:	Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

EcoR1 Capital Fund, L.P.

By:	EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager

EcoR1 Capital Fund Qualified, L.P.

By:	EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager

EcoR1 Venture Opportunity Fund, L.P.

By:	Biotech Opportunity GP, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Hatteras Venture Partners VI, LP

By:	Hatteras Venture Advisors VI, LLC,
its general partner

By:	/s/ Douglas Reed
Name:	Douglas Reed
Title:	Manager

Hatteras NC Fund, LP

By:	Hatteras Venture Advisors IV, LLC,
its general partner

By:	/s/ Douglas Reed
Name:	Douglas Reed
Title:	Manager

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

PFM Healthcare Master Fund, L.P.

By:	Partner Fund Management, L.P.,
its investment adviser

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	Chief Financial Officer

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Emerson Collective Investments, LLC

By:	/s/ Steve McDermid
Name:	Steve McDermid
Title:	Authorized Signatory

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Avidity Master Fund LP
By:	Avidity Capital Partners Fund (GP) LP
By:	Avidity Capital Partners (GP) LLC, its general partner

By:	/s/ Michael Gregory
Name:	Michael Gregory
Title:	Managing Member

Avidity Capital Fund II LP
By:	Avidity Capital Partners Fund (GP) LP
By:	Avidity Capital Partners (GP) LLC, its general partner

By:	/s/ Michael Gregory
Name:	Michael Gregory
Title:	Managing Member

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Piper Sandler & Co.

By:	/s/ Timothy L. Carter
Name:	Timothy L. Carter
Title:	Chief Financial Officer

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Clover Field Enterprises, LLC
(Please print or type full name of Investor)	(Please print or type full name of Investor)

By:	By:	/s/ Stephen Hemsley
(Signature)	(Duly authorized signature)

	Name:	Stephen Hemsley
(Please print or type full name of signatory)

	Title:	President
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	OBP Holdings LLC
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Tom Daniel
(Signature)	(Duly authorized signature)

	Name:	Tom Daniel
(Please print or type full name of signatory)

	Title:	Manager
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:		IF AN ENTITY:

Anna Hargrove and Reg Hargrove		Name:
(Please print or type full name of Key Holder)		(Please print or type full name of Key Holder)

By:	/s/ Anna Hargrove	By:
(Signature)		(Duly authorized signature)

By:	/s/ Reg Hargrove	Name:
(Signature)		(Please print or type full name of signatory)

Title:
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:		IF AN ENTITY:

Elizabeth S. Loewenbaum		Name:
(Please print or type full name of Key Holder)		(Please print or type full name of Key Holder)

By:	/s/ Elizabeth S. Loewenbaum	By:
(Signature)		(Duly authorized signature)

Name:
(Please print or type full name of signatory)

Title:
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:		IF AN ENTITY:

Paul Shiverick		Name:
(Please print or type full name of Key Holder)		(Please print or type full name of Key Holder)

By:	/s/ Paul Shiverick	By:
(Signature)		(Duly authorized signature)

Name:
(Please print or type full name of signatory)

Title:
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:		IF AN ENTITY:

Mark Fabry		Name:
(Please print or type full name of Key Holder)		(Please print or type full name of Key Holder)

By:	/s/ Mark Fabry	By:
(Signature)		(Duly authorized signature)

Name:
(Please print or type full name of signatory)

Title:
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Clark BP, LLC
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Stephen M. Duff
(Signature)	(Duly authorized signature)

	Name:	Stephen M. Duff
(Please print or type full name of signatory)

	Title:	Co-Manager
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	ECMC Group, Inc.
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Greg Van Guilder
(Signature)	(Duly authorized signature)

	Name:	Greg Van Guilder
(Please print or type full name of signatory)

	Title:	Chief Investment Officer
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Pines Edge LLC
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ John Hinck
(Signature)	(Duly authorized signature)

	Name:	John Hinck
(Please print or type full name of signatory)

	Title:	President and CEO of Trustee
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:		IF AN ENTITY:

Daniel A. Traylor		Name:
(Please print or type full name of Key Holder)		(Please print or type full name of Key Holder)

By:	/s/ Daniel A. Traylor	By:
(Signature)		(Duly authorized signature)

Name:
(Please print or type full name of signatory)

Title:
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	LAD Trust
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ LAD Trust
(Signature)	(Duly authorized signature)

	Name:	LAD Trust
(Please print or type full name of signatory)

	Title:	President of Trustee
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Lowe Interests, L.P.
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Geoffrey Perrin
(Signature)	(Duly authorized signature)

	Name:	Geoffrey Perrin
(Please print or type full name of signatory)

	Title:	CFO
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Montrose Investments Fund I, L.P.
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Will Rose
(Signature)	(Duly authorized signature)

	Name:	Will Rose
(Please print or type full name of signatory)

	Title:	Authorized Signatory
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Puffin Partners, L.P.
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Will Rose
(Signature)	(Duly authorized signature)

	Name:	Will Rose
(Please print or type full name of signatory)

	Title:	Authorized Signatory
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	S&G Foundation
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Lanse Davis
(Signature)	(Duly authorized signature)

	Name:	Lanse Davis
(Please print or type full name of signatory)

	Title:	Treasurer
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Traylor Capital, LLC
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Daniel A. Traylor
(Signature)	(Duly authorized signature)

	Name:	Daniel A. Traylor
(Please print or type full name of signatory)

	Title:	Managing Principal
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Millennium Pharmaceuticals, Inc.
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Michael Martin
(Signature)	(Duly authorized signature)

	Name:	Michael Martin
(Please print or type full name of signatory)

	Title:	President, Takeda Ventures, Inc.
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:		IF AN ENTITY:

Charles Dorrance		Name:
(Please print or type full name of Key Holder)		(Please print or type full name of Key Holder)

By:	/s/ Charles Dorrance	By:
(Signature)		(Duly authorized signature)

Name:
(Please print or type full name of signatory)

Title:
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Delphinium, Inc.
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ John T. Dorrance
(Signature)	(Duly authorized signature)

	Name:	John T. Dorrance
(Please print or type full name of signatory)

	Title:	Director
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	GSD Revocable Trust 2011
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ James B. Hoar
(Signature)	(Duly authorized signature)

	Name:	James B. Hoar
(Please print or type full name of signatory)

	Title:	Trustee
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:		IF AN ENTITY:

G. Walter Loewenbaum		Name:
(Please print or type full name of Key Holder)		(Please print or type full name of Key Holder)

By:	/s/ G. Walter Loewenbaum	By:
(Signature)		(Duly authorized signature)

Name:
(Please print or type full name of signatory)

Title:
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Strata Trust Company Custodian FBO George Walter Loewenbaum Account# 201207360
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Melissa Coffman
(Signature)	(Duly authorized signature)

	Name:	Melissa Coffman
(Please print or type full name of signatory)

	Title:	Alt Corp. Signer
(Please print or type full title)

Read and Approved

/s/ G. Walter Loewenbaum

G. Walter Loewenbaum

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	The Loewenbaum 1992 Trust
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ G. Walter Loewenbaum
(Signature)	(Duly authorized signature)

	Name:	G. Walter Loewenbaum
(Please print or type full name of signatory)

	Title:	Trustee
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	The Waterproof Partnership, LTD
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ G. Walter Loewenbaum
(Signature)	(Duly authorized signature)

	Name:	G. Walter Loewenbaum
(Please print or type full name of signatory)

	Title:	General Partner
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Lennox Dallas Partners, LP
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

	By:	RS Holdings, Inc., its general partner

By:	By:	/s/ Tyler Brous
(Signature)	(Duly authorized signature)

	Name:	Tyler Brous
(Please print or type full name of signatory)

	Title:	VP of RS Holdings, Inc.
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Lennox Dallas Holdings, LLC – Series 9
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

	By:	RS Holdings, Inc., its manager

By:	By:	/s/ Tyler Brous
(Signature)	(Duly authorized signature)

	Name:	Tyler Brous
(Please print or type full name of signatory)

	Title:	VP of RS Holdings, Inc.
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Lennox Dallas Holdings, LLC – Series 3
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

	By:	RS Holdings, Inc., its manager

By:	By:	/s/ Tyler Brous
(Signature)	(Duly authorized signature)

	Name:	Tyler Brous
(Please print or type full name of signatory)

	Title:	VP of RS Holdings, Inc.
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Lennox Dallas Holdings, LLC – Series 10
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Tyler Brous
(Signature)	(Duly authorized signature)

	Name:	Tyler Brous
(Please print or type full name of signatory)

	Title:	Manager
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	David G. Lowe and Ann M. Lowe, as Trustee of the Lowe Family Trust dated December 11, 1991
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ David Lowe
(Signature)	(Duly authorized signature)

	Name:	David Lowe
(Please print or type full name of signatory)

	Title:	Trustee
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

HEY HOLDERS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Houghton Capital Holdings, LLC
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Taylor Schreiber
(Signature)	(Duly authorized signature)

	Name:	Taylor Schreiber
(Please print or type full name of signatory)

	Title:	Principal
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Hornblower Capital Holdings, LLC
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Josiah Hornblower
(Signature)	(Duly authorized signature)

	Name:	Josiah Hornblower
(Please print or type full name of signatory)

	Title:	Managing Partner
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

KEY HOLDERS:

IF AN INDIVIDUAL:	IF AN ENTITY:

	Name:	Moorea Trust
(Please print or type full name of Key Holder)	(Please print or type full name of Key Holder)

By:	By:	/s/ Josiah Hornblower
(Signature)	(Duly authorized signature)

	Name:	Josiah Hornblower
(Please print or type full name of signatory)

	Title:	Trustee
(Please print or type full title)

(Signature Page to Shattuck Labs, Inc.

Second Amended and Restated Investors’ Rights Agreement)